UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2013

PREMIER BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-54294	27-2300669
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

10088-1 Juan Cordero Zona Río, Tijuana, Mexico	22010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 424-5262

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure.

On August 29, 2013, Premier Brands, Inc. (the “Company”) issued a press release discussing the Company’s continued strategic business model and corporate policy. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1 hereto) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 29, 2013, relating to the Company’s strategic business model and corporate policy (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER BRANDS, INC.

Dated: August 30, 2013	By:	/s/ Jorge Olson
Jorge Olson President and Chief Executive Officer